                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement on Form S-1 of InfoSpace, Inc. (formerly InfoSpace.com, Inc.) of our report dated March 17, 2000, appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the headings "Selected Consolidated Financial Data" and "Experts" in such Prospectus.


/s/ DELOITTE & TOUCHE LLP

Seattle, Washington
August 8, 2000